UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St.,
Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.

Item 1. Reports to Stockholders.

Semi-Annual Report June 30, 2016 BRTNX

August 8, 2016

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2016, was $24.10. The fund’s total return for the second quarter was 0.58%, while the S&P 500 Index returned 2.46% .

Total Returns as of June 30, 2016
	2nd	First Half		Annualized	Annualized	Annualized
	Quarter	2016	1 Year(A)	3 Years(A)	5 Years(A)	Since Inception(A)
Bretton Fund	0.58%	0.50%	-6.52%	3.84%	9.38%	9.97%
S&P 500 Index(B)	2.46%	3.84%	3.99%	11.66%	12.10%	13.57%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the US stock market, as determined by Standard & Poor’s, and captures approximately 80% coverage of available market capitalization.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end at http://brettonfund.com or by calling 800.231.2901.

All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. The fund's expense ratio is 1.50% .The fund’s principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
MEDNAX was the largest contributor to the fund, adding 0.7% . As often is the case, nothing material occurred with the company that caused the lift in the stock price; Mr. Market just decided he liked MEDNAX 12% more than he did at the beginning of the quarter. Union Pacific’s stock price rebounded from its multi-year lows when it reported better cost controls and pricing than investors were expecting, adding 0.6% to the fund. Centene’s stock jumped 16% in the quarter, adding 0.4% .

The largest detractor to the fund was Alphabet, Inc. (aka Google) which pulled down performance by 0.5% . Antitrust and tax investigations by European authorities weighed on the stock price; meanwhile, its earnings continued to grow rapidly. Despite potential fines and settlement with regulators, we believe the world will increasingly rely on Google to parse the vast quantity of information on the Internet. Most importantly, we think the stock is a value compared to how fast its cash flows are growing. Discovery Communications continues to grow its earnings, but investors continue to be concerned about the future of the pay TV ecosystem. As we’ve discussed, we are a bit wary of the future economics of traditional pay TV, but given Discovery’s content’s strong appeal to a growing international audience, we are optimistic about its ability to grow its overall viewership. Also, the drop in the British pound after the “Brexit” vote didn’t help given Discovery’s large UK operations. Its stock decline took 0.5% off of performance.

Portfolio

Security	% of Net Assets
Alphabet, Inc.	7.5%
MEDNAX, Inc.	6.4%
Wells Fargo & Company	6.2%

Valspar Corp.	6.1%
Union Pacific Corp.	6.1%
HD Supply Holdings, Inc.	5.8%
Carter’s, Inc.	5.3%
AutoZone, Inc.	5.0%
Ross Stores, Inc.	4.9%
American Express Co.	4.6%
MasterCard, Inc.	4.3%
Bank of America Corp.	3.9%
Flowserve Corp.	3.8%
Discovery Communications, Inc.	3.8%
Centene Corporation	3.0%
Nordson Corp.	2.7%
Armanino Foods of Distinction, Inc.	2.5%
PGT, Inc.	2.3%
JPMorgan Chase & Co.	2.1%
Verisk Analytics, Inc.	1.6%
Whole Foods Market, Inc.	1.5%
Realogy Holdings Corp.	1.4%
Community Health Systems, Inc.	0.7%
Cash*	8.5%

*Cash represents cash and cash equivalents less liabilities in excess of other assets.

We exited our investment in T-Mobile during the quarter. We initially believed its spectrum and customer base would make it a valuable acquisition target to a larger telecom company, and while we still believe that’s a likely long-term outcome, we lost confidence in our assessment of its value and the timing of a potential transaction. We achieved a gain of 4.5% over the year we owned it.

The fund did not add any new investments during the quarter.

Investing Climate
As we write this letter, the market is hitting its all-time highs, and the valuations of pretty much all asset classes—stocks, bonds, real estate, etc.—are fairly expensive compared to their underlying values. Long-term returns from stocks are comprised of companies’ earnings growth (which roughly equals GDP growth) plus how much those companies pay out to shareholders, the total of which has historically been about 7% after inflation. The mid-teens returns we’ve seen the past six years aren’t, we believe, sustainable; we may not see an epic crash like we did in 2008, but we think we’re likely to see lower returns in the future.

So what does this mean for the fund? Our orientation as a family wealth vehicle with a long-term perspective allows us take a more cautious stance and not chase unsustainable returns. As always, we are looking for good businesses at attractive prices, and while that might be harder to find these days, we believe the investments in the fund present much better risk-reward ratios than the rest of the market.

As always, thank you for investing.

Stephen Dodson Portfolio Manager	Raphael de Balmann Portfolio Manager

Bretton Fund by Sectors
(as a percentage of Net Assets)
(Unaudited)

* Net Cash represents cash and other assets less liabilities.

Bretton Fund
			Schedule of Investments
			June 30, 2016 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Apparel & Other Finished Products of Fabrics & Similar Material
10,950	Carter's, Inc.	$782,263	$1,165,847	5.28%
Cable & Other Pay Television Services
33,500	Discovery Communications, Inc. - Class A *	1,065,807	845,205	3.83%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods of Distinction, Inc.	241,491	554,672	2.51%
Finance Services
16,600	American Express Company	1,162,234	1,008,616	4.57%
General Industrial Machinery & Equipment, NEC
7,150	Nordson Corporation	560,309	597,811	2.71%
Hospital & Medical Service Plans
9,300	Centene Corporation *	568,999	663,741	3.01%
Metal Doors, Sash, Frames, Moldings & Trim
49,800	PGT, Inc. *	519,995	512,940	2.32%
National Commercial Banks
65,400	Bank of America Corporation	1,040,470	867,858
7,400	JPMorgan Chase & Co.	294,670	459,836
29,000	Wells Fargo & Company	1,124,110	1,372,570
		2,459,250	2,700,264	12.22%
Paints, Varnishes, Lacquers, Enamels & Allied Products
12,500	The Valspar Corporation	1,019,064	1,350,375	6.12%
Pumps & Pumping Equipment
18,750	Flowserve Corporation	960,007	846,938	3.84%
Railroad, Line-Haul Operating
15,350	Union Pacific Corporation	1,243,057	1,339,287	6.07%
Real Estate Agents & Managers (For Others)
10,500	Realogy Holdings Corp. *	348,443	304,710	1.38%
Retail - Auto & Home Supply Stores
1,380	AutoZone, Inc. *	970,257	1,095,499	4.96%
Retail - Family Clothing Stores
19,200	Ross Stores Inc.	381,166	1,088,448	4.93%
Retail - Grocery Stores
10,000	Whole Foods Market, Inc.	395,698	320,200	1.45%
Services - Business Services, NEC
10,880	MasterCard Incorporated - Class A	975,719	958,093	4.34%
Services - Computer Processing & Data Preparation
2,400	Alphabet Inc. - Class C *	1,605,383	1,661,040
4,200	Verisk Analytics, Inc. *	300,739	340,536
		1,906,122	2,001,576	9.06%
Services - General Medical & Surgical Hospitals, NEC
13,100	Community Health Systems, Inc. *	535,004	157,855	0.72%
Services - Hospitals
19,500	MEDNAX, Inc. *	1,438,983	1,412,385	6.40%
Wholesale - Durable Goods
36,500	HD Supply Holdings, Inc. *	1,187,210	1,270,930	5.76%
Total for Common Stocks		$18,721,078	$20,195,392	91.48%
Total Investment Securities		$18,721,078	$20,195,392
Other Assets in Excess of Liabilities			$1,881,170	8.52%
Net Assets			$22,076,562	100.00%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2016

Assets:
Investment Securities at Fair Value	$20,195,392
(Cost $18,721,078)
Cash	1,911,351
Dividend Receivable	14,635
Receivable for Securities Sold	199,004
Total Assets	22,320,382
Liabilities:
Payable to Adviser (Note 4)	27,231
Payable for Securities Purchased	216,589
Total Liabilities	243,820
Net Assets	$22,076,562

Net Assets Consist of:
Paid In Capital (Note 5)	$20,318,466
Accumulated Net Investment Income (Loss)	(44,135)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	327,917
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	1,474,314
Net Assets, for 916,123 Shares Outstanding	$22,076,562
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($22,076,562/916,123 shares)	$24.10

Statement of Operations (Unaudited)
For the six month period ended June 30, 2016

Investment Income:
Dividends	$114,387
Interest	7
Total Investment Income	114,394
Expenses:
Management Fees (Note 4)	158,529
Total Expenses	158,529

Net Investment Income (Loss)	(44,135)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(68,302)
Net Change in Unrealized Appreciation (Depreciation) on Investments	307,000
Net Realized and Unrealized Gain (Loss) on Investments	238,698

Net Increase (Decrease) in Net Assets from Operations	$194,563

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2016	1/1/2015
	to	to
	6/30/2016	12/31/2015
From Operations:
Net Investment Income (Loss)	$(44,135)	$(7,719)
Net Realized Gain (Loss) on Investments	(68,302)	421,731
Change in Net Unrealized Appreciation (Depreciation)	307,000	(1,573,238)
Increase (Decrease) in Net Assets from Operations	194,563	(1,159,226)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(37,515)
Change in Net Assets from Distributions	-	(37,515)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,575,934	11,410,246
Shares Issued on Reinvestment of Distributions	-	37,498
Cost of Shares Redeemed	(224,706)	(268,740)
Net Increase (Decrease) from Shareholder Activity	1,351,228	11,179,004

Net Increase (Decrease) in Net Assets	1,545,791	9,982,263

Net Assets at Beginning of Period	20,530,771	10,548,508
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income (Loss) of ($44,135) and $0, respectively)	$22,076,562	$20,530,771

Share Transactions:
Issued	69,168	455,194
Reinvested	-	1,546
Redeemed	(9,288)	(10,688)
Net Increase (Decrease) in Shares	59,880	446,052
Shares Outstanding Beginning of Period	856,243	410,191
Shares Outstanding End of Period	916,123	856,243

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2016		1/1/2015	1/1/2014	1/1/2013		1/1/2012		1/1/2011
	to		to	to	to		to		to
	6/30/2016		12/31/2015	12/31/2014	12/31/2013		12/31/2012		12/31/2011
Net Asset Value -
Beginning of Period	$23.98		$25.72	$23.44	$18.84		$16.98		$15.92
Net Investment Income (Loss) (a)	(0.05)		(0.01)	0.01	-	(b)	-	(b)	(0.07)
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.17		(1.69)	2.28	5.00		2.65		1.33
Total from Investment Operations	0.12		(1.70)	2.29	5.00		2.65		1.26

Distributions (From Net Investment Income)	-		-	(0.01)	-		-		-
Distributions (From Realized Capital Gains)	-		(0.04)	-	(0.40)		(0.79)		(0.20)
Distributions (From Return of Capital)	-		-	-	-		-		-	(b)
Total Distributions	-		(0.04)	(0.01)	(0.40)		(0.79)		(0.20)

Net Asset Value -
End of Period	$24.10		$23.98	$25.72	$23.44		$18.84		$16.98
Total Return (c)	0.50%	*	(6.59)%	9.79%	26.53%		15.66%		7.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$22,077		$20,531	$10,549	$7,892		$4,846		$2,753
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.42%	**	-0.05%	0.05%	0.02%		0.00%		(0.41)%
Portfolio Turnover Rate	1.20%	*	26.81%	10.68%	6.85%		20.14%		13.14%

* Not Annualized.
** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
The accompanying notes are an integral part of these
financial statements.

Notes to Financial Statements
Bretton Fund
June 30, 2016
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2016, there were eight series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2016, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

Notes to Financial Statements (Unaudited) - continued

assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Notes to Financial Statements (Unaudited) - continued

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2016:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$20,195,392	$0	$0	$20,195,392
Total Investments in Securities	$20,195,392	$0	$0	$20,195,392

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2016. There were no transfers into or out of the levels during the six month period ended June 30, 2016. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2016.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives a management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2016, the Adviser earned management fees totaling $158,529, of which $27,231 was due to the Adviser at June 30, 2016.

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2016, was $20,318,466 representing 916,123 shares outstanding.

6.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust each received received $750, for a total of $2,250, in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2016. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,967,429 and $232,172, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Notes to Financial Statements (Unaudited) - continued

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2016, YDB LLC, beneficially held, in aggregate, approximately 35.64% of the Fund and therefore, also may be deemed to control the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at June 30, 2016, was $18,721,078. At June 30, 2016, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,992,899	($1,518,585)	$1,474,314

The tax character of distributions was as follows:

	Six Month Period	Calendar Year
	Ended June 30, 2016	Ended 2015
Ordinary Income .	$ -0-	$ 11
Long-Term Capital Gain	-0-	37,504
	$ -0-	$ 37,515

As of June 30, 2016, there were no differences between book basis and tax basis unrealized appreciation.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Additional Information
June 30, 2016
(Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

2.) PROXY VOTING GUIDELINES
Bretton Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.brettonfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2016, and held through June 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2016
	January 1, 2016	June 30, 2016	to June 30, 2016

Actual	$1,000.00	$1,005.00	$7.48

Hypothetical	$1,000.00	$1,017.40	$7.52
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period ended June 30, 2016).

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/8/16

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/8/16